UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012
ALTERNATIVE ENERGY PARTNERS, INC.
(Exact name of registrant as specified in its charter)
Florida	333-154894	26-2862564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1365 N. Courtenay Parkway, Suite A
Merritt Island, FL 32953
321.452.9091
(Address and telephone number of Registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Alternative Energy Partners, Inc., “AEGY”, “Registrant” or the “Company” refer to Alternative Energy Partners, Inc., a Florida corporation.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 27, 2012, the Company entered into an Acquisition Agreement with Élan Energy & Water, Inc., to acquire Clarrix Energy, LLC, a Florida limited liability company, in exchange for 5,000,000 shares of convertible preferred stock plus 40 million shares of common stock.  Based on the closing market price of Registrant’s common stock on May 29, 2012 of $0.0014 per share, the transaction is valued at approximately $200,000. A copy of the acquisition agreement was attached to a Current Report on Form 8-K filed with the SEC on May 1, 2012, as Exhibit 2.

The acquisition of Clarrix Energy, LLC closed on May 30, 2012 as a result of the exchange of the consideration under the terms of the Acquisition Agreement, and Clarrix Energy, LLC has become a wholly-owned subsidiary of Registrant.  Clarrix will continue and expand its current business model with additional working capital funding to be provided by Registrant in the amount of up to $1,000,000 in the form of an equity line of credit to be drawn on by Registrant.  Registrant is in the process of securing a commitment for the equity line of credit.

The preferred stock issued at closing to Élan Energy & Water, Inc. is a voting, convertible preferred stock (i) having at all times the right to cast votes in all matters in which the holders of common stock of AEGY are entitled to vote, equal to 51% of the total vote of all classes of stock from time to time outstanding; (ii) convertible into common stock of AEGY equal to 51 percent of the resulting total common interests issued and outstanding on a fully diluted basis at the election of the holder or holders at any time after one year from the closing of the transactions contemplated in this Agreement; and (iii) having a liquidation preference equal to 51 percent of the assets available on a liquidation distribution over the AEGY Common Interests.  The terms and conditions of the preferred stock are set forth in the Statement of Preferences attached as Exhibit 4 to the Current Report on Form 8-K filed with the SEC on May 1, 2012.

As a result of the acquisition, Élan Energy & Water, Inc. holds a controlling interest in Registrant.  There was no change in the management of Registrant as a result of the acquisition, although Registrant expects to increase the size of its Board of Directors in the near future.

Clarrix Energy, LLC

The deregulation of energy by the federal government has created multiple opportunities in the energy sector. Multiple states allow businesses and consumers to select the supplier of their commodity (gas or electricity).  This, of course, is intended to give business the opportunity to save on their utility costs.

Clarrix Energy, LLC provides consultative and brokerage services to business of all sizes. The objective of these services is to decrease utility costs, in as many ways as possible for every client. The company currently has agreements to supply deregulated energy in 10 states, and is in pursuit of supply partners. Management has its sights set on large energy users

Clarrix Energy was founded in 2012 by a management team composed of a diverse group of highly skilled executives with broad base of skills in medicine, finance, web development, and retail.  The company’s initial source of revenue is from commissions generated by saving businesses from 1 to 25% on their utility bills. Management will be diligently searching for products and services for clients, including solar, surge protection, lighting and more.

The company will be focusing on a creative online strategy to attract and manage clients. Management is developing a sales force in all areas in which their supply agreements allow.

Management plans to use technology and state-of-the-art web and social networking strategies to maximize lead generation and minimize advertising costs.

Management of Clarrix, LLC is made up of three individuals, Louis Lipschultz, Domenico Grillo and John Cummings, who have many years of business experience and were the founders of Clarrix.  As a part of the acquisition transaction, the three managers will receive monthly payments totaling in the aggregate 10 percent of gross sales revenues for the prior month for a period of thirty months, until August, 2014.

Louis Lipschultz

Louis Lipschultz, OD (Lou) received his Doctor of Optometry degree in 1986, and purchased a private practice in the Chicago Illinois suburb of Olympia Fields. As the practice into three locations and seven doctors, all providing comprehensive eye care including refractive surgery management, glaucoma, and specialty contact lenses, Lou found that his passion was low vision.

Lou founded a low vision management company named Vision Rehab, Inc. in 1997. That company became a leading referral center in the Chicago area for low vision care. Lou accepted the position of CEO with the world’s leading manufacturer of low vision and blindness products, New Zealand-based HumanWare, in 2000. He resigned from HumanWare in late 2003 to begin what would evolve into multiple Internet development projects, all of which are directly or indirectly connected to the blindness industry. He now heads several technology companies, each of which provide cutting edge services to businesses and education. LetsGoEXPO, Inc. provides online event, media, and learning management. United Webcast, LLC provides consumers and businesses the ability to self-produce internet broadcasts (webcasts).  Lou and his wife Sue reside in Fullerton, Ca.

Domenico Grillo

Domenico Grillo, co-founder of Clarrix Energy, leads the business development and marketing strategies for the company. Domenico has an extensive history as the creator/owner of several of Orange County, California’s most popular restaurants over the last 20  years.  He is known for developing some of Orange County's finest eating establishments including, Dolce in Newport Beach and Carmelo's in Corona del Mar, and his most recent success, Valentina’s in Mission Viejo. Domenico built a reputation of quality and service to Orange County’s most influential movers and shakers, politicians, city, state and government officials, business owners. He has extensive connections with Hollywood Celebrities & Socialites', all whom frequented his places of business to receive the impeccable customer service. Domenico also has a vast network reaching across most states, and will be leveraging that network to drive the development of new business for Clarrix Energy.

John Cummings

Mr. Cummings has over 30 years of experience in establishing, managing, and growing energy-related and health care businesses. He is the original founder of Biofuels Inc. to focus on the conversion of hydrocarbons to energy.

In 2004 Mr. Cummings founded Global Energy Resources; this company was established after the procurement of technology specifically designed for the area of gasification of waste products for conversion into biofuels.

Global Energy’s ultimate goal was to implement this technology in order to produce biodiesel in a more efficient and cost effective manner with the added advantage of resolving the waste issues and the negative environmental impact they make.

In 1998, Mr. Cummings founded Energy Resources Inc, which was responsible for identifying and procuring energy projects in the private and public sectors. The company was successful in procuring energy projects with a valuation of over 100 million dollars. Also in 2004, Mr. Cummings merged Energy Resources Inc. into Global Energy Resources to enhance the implementation the above-mentioned new technology.

Prior to founding Energy Resources Inc., Mr. Cummings, for more than 20 years utilized his expertise within the health care field where he became the founder and CEO of St. Mary /Choice Medical Group, a $50 million business that is part of the St. Josephs Hospital Network. Being its CEO, Mr. Cummings handled the daily oversight of operations and negotiated all managed care, government, and private insurance contracts. During his tenure Mr. Cummings built the business that grew to over 17,000 members in the first year. He also established and later successfully sold Med Connect Medical Management in which he served as its president.

Mr. Cummings has a degree in Public Administration and Political Science.

Prior to the closing of the acquisition, there was no material relationship between Registrant and Clarrix Energy, LLC or the three sellers, Mr. Lipschultz, Mr. Grillo and Mr. Cummings.

Since Clarrix Energy was only recently formed and commenced business as of April 1, 2012, it has no historic financial information.  It has already secured a number of energy customers and expects to expand its business operations substantially over the next six months.  Clarrix has already identified an additional 200+ customers expected to use the services of Clarrix in the near future.  The Clarrix revenue model is based on a commission arrangement with the energy providers whose services are placed by Clarrix with its end user clients, and Clarrix receives continuing commission revenues for each client for as long as they remain a customer of the energy provider, resulting in constantly increasing revenues.  As part of its operating costs, Clarrix also pays commissions to intermediate brokers, and as part of the acquisition of Clarrix by the Company, each of the three principal owners of Clarrix before the acquisition will receive an aggregate royalty of 10 percent of gross revenues of Clarrix for a period of 30 months through August 31, 2014.

Item 9.01 Financial Statements and Exhibits.

(a)

 Financial statements of businesses acquired.

Since Clarrix Energy was only recently formed and only commenced business as of April 1, 2012, it has no historic financial information.

(b)

Pro forma financial information.

Since Clarrix Energy was only recently formed and only commenced business as of April 1, 2012, it has no historic financial information and no pro forma financial information.  Management of Clarrix Energy, LLC has projected the following as revenues and related expenses, commencing June 1, 2012:

	2012
	(6 months)	2013	2014
Gross Revenues	$ 365,665	$ 5,824,021	$11,390,885
Expenses	$(458,962)	$ 4,174,387	$ 7,215,000
Net Income before taxes	$ (93,298)	$ 1,649,634	$ 4,175,885
Royalties payable[1]	$ 36,566	$ 582,401	$ 1,032,409

1 Already included in Expenses above

(c)

Shell company transactions.

Not applicable

(d)

Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE ENERGY PARTNERS, INC.

Date: May 30, 2012	By:	/s/ Hong-Shin Pan
Hong-Shin Pan
Chief Executive Officer